UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 14, 2005

                          VERIDICOM INTERNATIONAL, INC.
                          -----------------------------
               (Exact name of registrant as specified in charter)

     Delaware                      000-12382                 95-2577731
     --------                      ---------                 ----------
  (State or other                 (Commission              (IRS Employer
  jurisdiction of                 File Number)            Identification No.)
  incorporation)

               3800-999 3rd Avenue, Seattle, Washington 98104-4023 (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (206) 224-6206

                                   Copies to:
                                 Marc Ross, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

         On July 14, 2005, Veridicom International, Inc., a Delaware corporation (the "Company"), dismissed AJ. Robbins, PC ("AJ Robbins") as its independent public accountants. Further, on July 14, 2005, the Company engaged Manning Elliott ("Auditor") as its principal independent accountant. This decision to engage Auditor was taken upon the unanimous approval of the Board of Directors of the Company.

         During the last two fiscal years ended December 31, 2004 and December 31, 2003 and through July 14, 2005, (i) there were no disagreements between the Company and AJ Robbins on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of AJ Robbins would have caused AJ Robbins to make reference to the matter in its reports on the Company's financial statements, and (ii) AJ Robbins' reports on these financial statements were modified as to uncertainty that the Company will continue as a going concern; other than this, AJ Robbins' reports on the Company's financial statements did not contain any adverse opinion, disclaimer of opinion, or modification or qualification of opinion. During the last two most recent fiscal years ended December 31, 2004 and December 31, 2003 and through July 14, 2005, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B.

         During the two most recent fiscal years and through July 14, 2005 the Company has not consulted with Auditor regarding either:

      1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Auditor concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

      2. any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

         The Company has requested that AJ Robbins furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of this letter is attached hereto as Exhibit 16.1.


Item 9.01 Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

Exhibit Number                               Description
--------------------------------------------------------------------------------
16.1           Letter from AJ Robbins, PC

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Veridicom International, Inc.

Date: July 18, 2005                          By:/s/Bashir Jaffer
                                             -----------------------------------
                                             Name: Bashir Jaffer
                                             Title: Chief Financial Officer
                                                   (Duly Authorized Officer)